2

                  SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934
                      (Amendment No. 2)

Filed by the Registrant [ ]

Filed by a party other than the Registrant [X]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
Section
    240.14a-12

                 EUROPA CRUISES CORPORATION
      (Name of Registrant as Specified In Its Charter)

 PETER J. CATALANO, STEPHAN A. FITCH, ELIEZER BECHER & JERRY
                          C. MCCALL
   (Name of Person(s) Filing Proxy Statement if other than
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ----------------------------------------------------
     ----------

     2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------
----------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------
----------

     4)  Proposed maximum aggregate value of transaction:

        ----------------------------------------------------
----------

     5)  Total fee paid:

        ----------------------------------------------------
----------


[ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid

      -------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

      -------------------------------------------------
     3)   Filing Party:

      -------------------------------------------------
     4)   Date Filed:

      -------------------------------------------------

        THE COMMITTEE TO IMPROVE STOCKHOLDER VALUE OF
                 EUROPA CRUISES CORPORATION
                 1412 BROADWAY, SUITE #2110
                  NEW YORK, NEW YORK 10018

         PROXY STATEMENT OF THE COMMITTEE TO IMPROVE
       STOCKHOLDER VALUE OF EUROPA CRUISES CORPORATION
           IN OPPOSITION TO THE BOARD OF DIRECTORS


                        ------------

                 EUROPA CRUISES CORPORATION
               ANNUAL MEETING OF STOCKHOLDERS
                SCHEDULED FOR APRIL 18, 1997

                        ------------

TO ALL STOCKHOLDERS OF EUROPA CRUISES CORPORATION:

          This Proxy Statement is being furnished to holders (the "Stockholders") of the Common Stock, par value $0.001 per share (the "Common Stock"), of Europa Cruises Corporation ("Europa Cruises" or the "Company") in connection with the solicitation of proxies by the Committee to Improve Stockholder Value of Europa Cruises Corporation (the "Committee") for use in connection with the Company's 1997 Annual Meeting which is scheduled to be held
on Friday, April 18, 1997 at   :   .m. at         ,         ,
                             --  --       --------  --------  ---
      or at any adjournments or postponements thereof (the
-----
"Annual Meeting").

          This Proxy Statement is first being sent to
Stockholders on or about             , 1997.  This Proxy
                         ------------
Statement has been filed in preliminary form with the Securities and Exchange Commission on February 20, 1997, and such preliminary form may be furnished to Stockholders thereafter. No Proxy Card will be furnished by the Committee until such time as a definitive form of the Proxy Statement has been filed with the Securities and Exchange Commission.

          The Committee is seeking your support to elect their nominees to the Board of Directors. Except as otherwise noted herein, the information concerning the Company has been taken from or is based upon documents and records on file with the Securities and Exchange Commission and other publicly available information. The Committee does not take responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of any such information.

          IF YOU HAVE ANY QUESTIONS OR HAVE ANY DIFFICULTY
GRANTING PROXIES, YOU ARE INVITED TO CONTACT PETER J. CATALANO AT
(212) 398-2244.

          SHARES REPRESENTED BY A VALID UNREVOKED BLUE PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SHARES REPRESENTED BY A BLUE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE COMMITTEE'S NOMINEES AS DIRECTORS OF THE COMPANY AND WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED THEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME PROVIDED THAT A WRITTEN REVOCATION WHICH CLEARLY IDENTIFIES THE PROXY BEING REVOKED IS EXECUTED AND DELIVERED TO THE COMMITTEE, ATTENTION: PETER J. CATALANO, 1412 BROADWAY, SUITE #2110, NEW YORK, NEW YORK 10018 OR TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES, EUROPA CRUISES CORPORATION, 150 153RD AVENUE, SUITE 200, MADEIRA BEACH, FLORIDA 33708. A LATER DATED PROXY AUTOMATICALLY REVOKES AN EARLIER DATED ONE. YOU MAY ALSO REVOKE ANY PROXY GIVEN BY ATTENDING THE ANNUAL MEETING AND VOTING YOUR SHARES OF COMMON STOCK.

          The Company has fixed the close of business on March 14, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Because this Proxy Statement has been prepared in preliminary form prior to the Record Date, the Committee does not know the number of shares of each class of capital stock of the Company that will be outstanding and entitled to vote on the matters described herein on the Record Date. According to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1996, as of the close of business on October 4, 1996 there were 21,116,205 shares of Common Stock outstanding. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1995 (as amended) also indicates that there are 926,000 shares of Series S Voting, Non-convertible, Redeemable Preferred Stock (the "Series S Preferred Stock") and 900,000 shares of Series S-NR Voting, Non-convertible, Non-Redeemable Preferred Stock (collectively with the Series S Preferred Stock, the "Voting Preferred Stock"). Each share of Common Stock and Voting Preferred Stock is entitled to one vote.

           , 1997
-------- --

                          IMPORTANT

          Carefully review this Proxy Statement and the enclosed materials. YOUR PROXY IS IMPORTANT. No matter how many or how few shares you own, please vote FOR the Committee's nominees, as set forth herein, by so indicating and by signing, dating and mailing the Committee's Blue Proxy Card promptly upon receipt. You CANNOT use the Company's Proxy Card to vote for the Committee's nominees.

          No Proxy Card will be furnished by the Committee prior to such time as a definitive Proxy Statement has been filed with the Securities and Exchange Commission.

          IF YOU EXECUTE AND RETURN THE COMPANY'S PROXY CARD, SUPPLIED TO YOU BY THE COMPANY'S BOARD OF DIRECTORS, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE COMMITTEE'S BLUE PROXY CARD. Remember, your latest dated proxy determines your vote at the Annual Meeting.

          If you own your shares in the name of a brokerage firm, bank nominee or other institution, only they can vote your shares of Common Stock. Accordingly, you should contact the person responsible for your account and give instructions with respect to the granting of proxies. YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE OR SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.

          IF YOU HAVE ANY QUESTIONS OR HAVE ANY DIFFICULTY
GRANTING PROXIES, YOU ARE INVITED TO CONTACT PETER J. CATALANO AT
(212) 398-2244.


    BACKGROUND OF AND REASONS FOR THE PROXY SOLICITATION

          The members of the Committee and their families beneficially own an aggregate of 2.34% of the 21,116,205 shares of Common Stock which were outstanding on October 4, 1996 according to the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 1996 (adjusted to include shares issuable pursuant to warrants beneficially owned by one of the members of the Committee). Also, Stephan A. Fitch, an independent investment banker and member of the Committee, was previously associated with an investment banking firm engaged to assist the Company in a private placement of securities and has continued to be interested in the affairs of the Company. In opposition to the Board of Directors, the Committee is seeking to solicit the proxies of Stockholders to be used: (i) to vote FOR the election of Peter J. Catalano, Stephan A. Fitch and John H. Glassey, as directors of the Company to serve until their successors are duly elected and qualified, who, as more fully described herein, intend if elected to increase the size of the Board of Directors from three and to appoint Paul Wells and, if they consent to serve, Lester E. Bullock and Charles H. Reddien, as directors (Messrs. Catalano, Fitch, Glassey and Wells are referred to herein as the "Committee's Slate"); and (ii) to vote in their discretion on such other matters as may properly come before the meeting or any adjournments or postponements thereof.

          The Committee is concerned with the business circumstances and financial performance of the Company. It believes that the Common Stock is undervalued and that the Company should take steps to address this and other concerns. The Committee also has been concerned that the Company has not held a meeting of Stockholders for the election of directors in more than two years; the last such meeting was held in November 1994. Of the three current directors of the Company, only Deborah A. Vitale was elected by the vote of the Stockholders; Lester E. Bullock was appointed a director by the Board of Directors in March 1995 and Piers Hedley was similarly appointed in November 1995. The Committee believes that, among other things, it is generally inappropriate for a director of a public company not originally elected by stockholders to serve for an extended period in the absence of a confirming stockholder vote.

          In that regard, Dana V. Catalano, the spouse of Peter
J. Catalano (and a stockholder in the Company) instituted an action on January 8, 1997 in the Court of Chancery of the State of Delaware pursuant to Section 211 of the Delaware General Corporation Law requesting that the Court compel the Company promptly to hold such a meeting. Ms. Catalano and the Company settled that action pursuant to a Stipulation and Order of the Court of Chancery on February 12, 1997, agreeing that this Annual Meeting of Stockholders would be held on April 18, 1997 and that the Record Date would be March 14, 1997. Ms. Catalano has also caused to be delivered to the Company a demand pursuant to
Section 220 of such Corporation Law requesting inspection of certain books and records of the Company, including a list of stockholders of the Company to permit communication with other stockholders on matters relating to their interest as stockholders and their investment in the Company, including communications with other stockholders in connection with the election of directors of the Company at the 1997 Annual Meeting, and the possible solicitation of proxies in connection therewith in accordance with applicable law. By letter dated February 6, 1997, the Company's legal counsel advised that, subject to certain conditions, the Company would permit access to the books and records requested.

          The Committee to Improve Stockholder Value of Europa Cruises Corporation was formed to seek and share information regarding the Company, to pursue discussions of mutual concerns and to discuss and consider whether to pursue discussions with, or make recommendations to, the Company's management, as well as what other steps might be appropriate in the interests of the Company and its stockholders.

          The Committee has determined that it does not have confidence that Europa Cruises' Board of Directors as presently constituted can be relied upon to maximize the value of the Company's shares.

          The members of the Committee's Slate are committed, if elected, to review the Company's affairs in detail and take such action as they deem advisable and in the best interest of Stockholders with a view to improving Stockholder value.
Specifically, the Committee's goals are:

     1. To improve the operating profitability of Europa Cruises, and thereby improve the value of the Common Stock, and to this end expand the Board to include individuals with extensive additional experience in the real estate, gaming and cruise businesses, capable of improving the profitability of existing operations and developing or acquiring profitable new operations.

     2.   To successfully pursue development of the Company's
        Diamondhead, Mississippi property as a casino resort and hotel with a view toward maximizing Stockholder value.

          If elected, the Committee's Slate is committed to working to provide maximum value for you -- the owners of the Company. The Committee's Slate is committed to exploring and, to the extent possible, implementing the goals described above, although no assurance can be given that such goals will be achieved.


                 THE COMMITTEE AND ITS SLATE

          The members of the Committee are Peter J. Catalano, Stephan A. Fitch, Eliezer Becher and Jerry C. McCall.
Information concerning the Committee's members and other participants in this solicitation, including their business addresses, relationships to one another, and beneficial ownership of securities of the Company, is set forth herein and on Appendix A hereto. Other than as set forth herein, neither the members of the Committee, the members of the Committee's Slate, nor any other participant in this solicitation has any interest in the matters to be voted upon at the Annual Meeting, other than their interest as Stockholders.

          According to the Company's Proxy Statement filed in respect of its Annual Meeting of Stockholders held on November 29, 1994, the Board of Directors of the Company has fixed the number of directors at three. The Company's bylaws grant authority to the Board of Directors to (i) fix by resolution the number of directors of the Company at a number between three and ten, and (ii) to fill any vacancy resulting from such increase. The Committee's nominees for membership on the Company's Board of Directors are Peter J. Catalano, Stephan A. Fitch, John H. Glassey and Paul Wells. Pursuant to this Proxy Statement, the Committee will solicit proxies to vote for the election as directors of Messrs. Catalano, Fitch and Glassey. If elected, at the first meeting of the board of directors, which they intend to hold immediately after the Annual Meeting, Messrs. Catalano, Fitch and Glassey intend to increase the number of directors of the Company to six and appoint Mr. Wells as a director, thereby filling one of the vacancies created. They then intend to invite Lester E. Bullock and Charles H. Reddien to serve as directors and, if one or both consents to serve, to appoint them to fill the remaining vacancies. Mr. Bullock is currently a director and the President of the Company and Mr. Reddien is currently President and Chairman of Casino World, Inc. and Mississippi Gaming Corporation, both of which are subsidiaries of the Company; neither person has consented to serve as a director along with the Committee's Slate. There can be no assurance that Messrs. Bullock and Reddien will serve as directors along with the Committee's Slate. Each of Messrs. Catalano, Fitch, Glassey and Wells has consented to serve as a director if elected and intends to discharge his duties as director of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon directors of a corporation.

          The term of each director elected at the 1997 Annual Meeting will be until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The Committee has no reason to believe any of its nominees will be disqualified or unable or unwilling to serve if elected.
However, in the event that any of the Committee's nominees should become unavailable for any reason, proxies may be voted for another person nominated by the Committee to fill the vacancy. Except as described herein, there are no arrangements or understandings between any nominee and any other person pursuant to which he was selected as a nominee.

          Set forth below is the age, principal occupation, directorships and beneficial ownership of Common Stock of each member of the Committee's Slate, and to the extent known by the Committee, certain information regarding Messrs. Bullock and Reddien. The information set forth below for Messrs. Bullock and Reddien has been drawn from the Company's Annual Report on Form 10-KSB (as amended) under the Securities Exchange Act of 1934, as amended, for the fiscal year ended December 31, 1995; such report is dated May 8, 1996. Additional information regarding Mr. Bullock is expected to be included in the Proxy Statement of the Board of Directors for the 1997 Annual Meeting; it is not possible at this time for the Committee to provide more current information regarding Mr. Reddien, who is not presently a director and has not consented to serve as a director along with the Committee's Slate.

                            Present Principal       Number of
                             Occupation and         Shares of     Percent
     Name, Business       Principal Occupations   Common Stock      of
     Address & Age        During the Last Five    Beneficially    Common
     -------------        Years; Directorships        Owned        Stock
                              -------------           -----        -----

Peter J. Catalano, 55    President, Catalano        85,000(1)     0.40%
1412 Broadway,           Asset Advisors, Inc.
Suite 2110               (financial consulting),
New York, NY 10018       President, Catalano
                         Realty Corp. (real
                         estate acquisition,
                         development, management
                         and brokerage), and
                         Chairman, U-Bet Cruises
                         & Casinos, Inc. (cruise
                         ship and gaming
                         operations). Mr.
                         Catalano was Chairman
                         of Gold Star
                         International, Inc. and
                         its subsidiary Gold
                         Star Cruises of
                         Galveston, L.C. (cruise
                         ship and gaming
                         operations) from 1992
                         to December 1994. From
                         1992 until its
                         acquisition in July
                         1993, Mr. Catalano was
                         a director of a New
                         York Stock Exchange
                         listed company, Belding
                         Heminway Company, Inc.
                         (manufacturing of
                         threads, yarns and
                         fabrics).

Stephan A Fitch, 38      Independent Investment    117,833(2)     0.54%
555 South Barrington     Banker. From 1992 to
Avenue, #414             January 1996, Mr. Fitch
Los Angeles, CA 90049    was Executive Vice
                         President of New World
                         Capital Inc., an
                         investment banking
                         firm; prior to December
                         1992, Mr. Fitch was co-
                         founder and Senior
                         Partner of Somerset
                         Group Ltd., a private
                         investment banking
                         company (with which
                         Charles H. Reddien was
                         also affiliated).

John H. Glassey, 49      Vice President,              ----         ----
Bayport One, Suite 300   Corporate Development,
Yacht Club Drive         Luciani and Associates,
West Atlantic City, NJ   LLC (casino management,
08232                    development, design and
                         consultation).  From
                         April 1993 to December
                         1995, Mr. Glassey was
                         Vice President,
                         Corporate Development,
                         American Gaming and
                         Entertainment, Ltd.
                         (casino management,
                         development, design and
                         consultation); prior
                         thereto, he was
                         Assistant to the
                         President, Foxwood
                         Resorts Casino
                         (casino).
                                                      ----         ----
Paul Wells, 46           Management consultant
Pier 25                  and management of
2428 Avenue A            personal affairs. From
Galveston, TX 77553      January 1992 to
                         December 1994, Mr.
                         Wells was President,
                         Gold Star Cruises of
                         Galveston L.C. (cruise
                         ship and gaming
                         operations).

Lester E. Bullock, 41    President since July      139,500(3)    0.62%
150 153rd Avenue, Suite  18, 1994, and a
200                      director since March
Madeira Beach, Florida   1995, of the Company.
33708                    Vice President of
                         Operations of the
                         Company from January
                         1994 to June 1994;
                         General Manager of the
                         Company (and
                         responsible for all
                         port operations) from
                         January 1992 to
                         December 1993; Pit
                         Manager for Casinos
                         Austria Maritime
                         Corporation in Fort
                         Myers, Florida in 1991;
                         and General Manager of
                         the Sonesta Beach
                         Resort and Crystal
                         Casino in Oranjestead,
                         Aruba from 1989 to
                         1990.  Prior to 1989,
                         Mr. Bullock held
                         various managerial and
                         administrative
                         positions at the
                         Tropicana Resort and
                         Casino in Las Vegas,
                         Nevada, and at the
                         Dunes Hotel Casino and
                         Country Club in Las
                         Vegas, Nevada.

Charles H. Reddien, 51   President and Chairman    100,000(4)     0.47%
5403 Indian Hill         of the Board of
Boulevard                Directors, Casino
Diamondhead, MS 39525    World, Inc. and
                         Mississippi Gaming
                         Corporation, each a
                         subsidiary of the
                         Company, since March 7,
                         1993; President and
                         Chief Executive Officer
                         and Chairman of the
                         Board of Directors of
                         the Company from
                         December 14, 1992 until
                         July 18, 1994; managing
                         Partner, President and
                         a Director of Somerset
                         Group Ltd., a private
                         investment banking
                         company, from November
                         1988 until December
                         1992; consultant to
                         worldwide casino
                         operator, Casinos
                         Austria International;
                         and Vice President,
                         Secretary and Director
                         of Casinos America
                         Corporation, a
                         subsidiary of Casinos
                         Austria Holding
                         Company, from inception
                         until October 1992. Mr.
                         Reddien is an attorney
                         licensed to practice
                         law in California and
                         Colorado and holds a
                         key-gaming license in
                         Colorado.  Mr. Reddien
                         resigned from the Board
                         of Europa Cruises in
                         July 1994.


(1)  Includes 85,000 shares of Common stock owned by Mr.
     Catalano's wife, Dana V. Catalano, as to which Mr. Catalano disclaims beneficial ownership.
(2) Represents Mr. Fitch's interest in approximately one-third of the 353,500 warrants to purchase Common Stock of the Company which the Company has issued or is obligated to issue to New World Capital Markets, Inc. or NWCM Ltd. in connection with the engagement of NWCM Ltd. for certain securities offerings made in reliance on Regulation S during 1994. The remainder of such interest is held one-third by
     G. Wendall Birkhofer and one-third by Piers Hedley, a director of the Company. Of such warrants, 145,000 have an exercise price of $1.50 per share and an expiration date of February 28, 1997, and 208,500 have an exercise price of $1.933 per share and an expiration date of June 30, 1997.
(3) Includes shares underlying options for Common Stock exercisable within sixty days after April 16, 1996; at that time Mr. Bullock held unexercisable options covering an additional 30,000 shares. According to the Company's reports filed with the Securities and Exchange Commission, Mr.
     Bullock was granted in April 1996 nonqualified stock options covering 400,000 shares; the Committee does not know the status of such options or if such options are currently exercisable.
(4) Includes shares underlying options for Common Stock exercisable within sixty days after April 16, 1996.
     According to the Company's reports filed with the Securities and Exchange Commission, Mr. Reddien was granted in April
     1996 nonqualified stock options covering 400,000 shares; the Committee does not know the status of such options or if such options are currently exercisable.


          Set forth below is the name, principal occupation or employment, principal business and address of any corporation or other organization in which such employment is carried on, and beneficial ownership of each member of the Committee who is not a member of the Committee's Slate and each other person who may be deemed a participant in this solicitation.



                                                   Number of
                            Present Principal      Shares of    Percent
                         Occupation and Address   Common Stock     of
          Name           of Corporation or Other  Beneficially   Common
          ----                Organization           Owned       Stock
                         ----------------------- -------------- -------
                                  -----                --          --

Jerry Chalmers McCall    Director, National Data    219,735      1.04%
                         Buoy Center Building
                         1100, Stennis Space
                         Center, MS 39529
                         (automated weather
                         measuring systems);
                         Owner, American Mini
                         Storage Co., 2550 Pass
                         Road, Gulfport, MS
                         39501 (storage
                         facilities).

Eliezer Becher           Management Consultant,      75,000      0.36%
                         Becher & Co., 137 North
                         Riverside Avenue,
                         Croton-on-Hudson, NY
                         10520.

Dana V. Catalano         President, DVC Reiki      85,000(5)     0.40%
                         Inc. (alternative
                         medicine), 1412
                         Broadway, Suite #2110,
                         New York, New York
                         10018; President, DVC
                         Productions Inc.
                         (entertainment and
                         media productions),
                         1412 Broadway, Suite
                         #2110, New York, New
                         York 10018.

(5) The Common Stock owned by Ms. Catalano is also reported as beneficially owned by Mr. Catalano.


          All transactions in securities of the Company engaged in by any member of the Committee, the Committee's Slate or any other participants in this solicitation during the past two years are summarized on Appendix A. No member of the Committee, the Committee's Slate or any other participant owns any securities of the Company of record but not beneficially. Except as described in Note (2) above, no member of the Committee or of the Committee's Slate is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company. No member of the Committee, the Committee's Slate or other participant in this solicitation, or, to the knowledge of the Committee, any associates of the foregoing has any arrangement or understanding with respect to any future employment by the Company or its affiliates, and no such person has any arrangement or understanding with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

          Among other business activities, Mr. Catalano was a general partner of certain real estate partnerships -- Grammercy Twins Associates, 304 Park Avenue Associates, 14 West 23rd Street Associates, 24 East 23rd Street Association L.P., and 1412 Broadway Associates -- which voluntarily filed for protection under Chapter 11 (Reorganization) of the United States Bankruptcy Code in August 1992, November 1993, October 1994, October 1994, and December 1995, respectively. Each of such proceedings has been settled with agreed-upon transfers of property for the benefit of creditors. Mr. Catalano and Mr. Wells were Chairman of the Board and President, respectively, of Gold Star Cruises of Galveston, L.C. which voluntarily filed in 1994 for protection under such Chapter 11; the proceeding was converted on June 8, 1995 to a proceeding under Chapter 7 (Liquidation) of the Bankruptcy Code. In July 1996, Mr. Catalano filed as an individual for protection under Chapter 11 (Reorganization) of the Bankruptcy Code, which petition is currently pending.


                  EXPENSES OF SOLICITATION

          The expense of preparing and mailing this Proxy Statement and any other soliciting materials and the total expenditures relating to the solicitation of proxies will be borne by the Committee and participants. In addition to the use of the mails, proxies may be solicited by members of the Committee and/or their employees or their affiliates' employees by telephone, telegram and personal solicitation. No additional compensation will be paid to those persons engaged in such solicitation. The Committee has not yet determined whether it will engage the services of a soliciting firm to assist in the solicitation of proxies.

          The Committee estimates that its total expenditures relating to the solicitation of proxies will be approximately
$100,000, depending upon circumstances. There have been no cash expenditures to date relating to this solicitation.

          The costs of the solicitation will be borne by the members of the Committee. The Committee presently intends to seek reimbursement from the Company for reasonable expenses in connection with this solicitation, and does not plan to submit the question of such reimbursement to the vote of the Stockholders.


                        VOTE REQUIRED

          A majority of the shares of Common Stock and Voting Preferred Stock represented in person or by proxy and entitled to vote is required for approval of matters to be presented at the Annual Meeting, except for the election of directors, which requires a plurality of the votes cast of Common Stock and Voting Preferred Stock, counted as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. Each share of Common Stock and each share of Voting Preferred Stock is entitled to one vote. Shares of Common Stock or Voting Preferred Stock whose holders either are present in person at the Annual Meeting but not voting, or have submitted proxies with respect to which authority has been withheld, will be treated as present at the Annual Meeting only for the presence or absence of a quorum for the transaction of business and will be disregarded in determining the votes cast for purposes of the election of directors. Unmarked proxies submitted by intermediaries that are record holders of Common Stock beneficially owned by others will be treated in a similar manner.


                   ADDITIONAL INFORMATION

          Reference is made to the Proxy Statement that the Committee expects will be filed by the Board of Directors of the Company for information concerning the Common Stock and Preferred Stock (including the number of issued and outstanding shares as of the Record Date), beneficial ownership of Common Stock and Preferred Stock by, and other information concerning, the Company's management and directors, the Company's independent public accountants, the principal holders of Common Stock and procedures for submitting proposals for consideration at the 1998 Annual Meeting.

                         APPENDIX A

               TRANSACTIONS IN COMMON STOCK BY
                  MEMBERS OF THE COMMITTEE
                  DURING THE PAST TWO YEARS

Peter J. Catalano and Dana V. Catalano(6)

Date                 Nature of Transaction    Number of Shares
----                 ---------------------    ----------------

December 20, 1996           Purchase                     45,000
October 25, 1996            Purchase                     10,000
   October 25, 1996         Purchase                 11,000
October 25, 1996            Purchase                     10,000
November 25, 1996           Purchase                      9,000



Jerry Chalmers McCall

Date                 Nature of Transaction    Number of Shares
----                 ---------------------    ----------------

April 21, 1995              Purchase                     10,000
May 17, 1995                Purchase                     10,000
May 23, 1995                Purchase                     20,000
May 31, 1995                Purchase                     10,000
May 31, 1995                Purchase                     10,000
June 6, 1995                Purchase                     20,000
June 12, 1995               Purchase                     10,000
July 11, 1995               Purchase                     10,000
September 7, 1995           Purchase                      7,500
September 7, 1995           Purchase                      2,500
September 8, 1995           Purchase                     13,500
September 21, 1995            Sale                       10,000
September 27, 1995          Purchase                       2,500
October 6, 1995             Purchase                      33,350
November 14, 1995           Purchase                      15,000
November 16, 1995           Purchase                      13,000
November 24,1995            Purchase                      12,000
January 19, 1996            Purchase                      10,000


Eliezer Becher

Date                 Nature of Transaction    Number of Shares
----                 ---------------------    ----------------

November 14, 1995        Purchase                       5,000
July 22, 1996            Purchase                      10,000


 (6) Pursuant to the rules of the Securities and Exchange Commission, and interpretations thereof, Mr. Catalano may be deemed to be the beneficial owner of the Common Stock owned of record by his spouse Dana V. Catalano; Mr. Catalano disclaims such beneficial ownership. All transactions reported herein were executed for the account of Ms. Catalano.

PRELIMINARY COPY - FOR INFORMATION OF THE SECURITIES AND EXCHANGE
COMMISSION ONLY


PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK
                          ONLY. [/]

[
   ]
      A VOTE FOR ITEM 1 IS RECOMMENDED BY THE COMMITTEE
                                                    ------

                                                          FOR
                                                          ALL
                                        FOR   WITHHOLD    EXCEPT

     1.  Election of Directors:

     Peter J. Catalano  Stephan A. Fitch  John H. Glassey  //
     //                                  //

     INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the following space:


     ------------------------------------------------------------
     -


                           ----------------------------------------
-                        ----------------------------------------
                         Signature           Signature



THIS PROXY WILL BE VOTED Please sign exactly as your name or
IN ACCORDANCE WITH       names appear hereon.  For joint
SPECIFICATIONS MADE. IF  accounts, both owners should sign.
NO CHOICES ARE           When signing as executor,
INDICATED, THIS PROXY    administrator, attorney, trustee or
WILL BE VOTED FOR        guardian, etc., please give your full
                         title.
------
ITEM 1.

PRELIMINARY COPY - FOR INFORMATION OF THE SECURITIES AND EXCHANGE
COMMISSION ONLY

                 EUROPA CRUISES CORPORATION

         PROXY FOR ANNUAL MEETING ON APRIL 18, 1997

            THIS PROXY IS SOLICITED ON BEHALF OF
THE COMMITTEE TO IMPROVE STOCKHOLDER VALUE OF EUROPA CRUISES
                         CORPORATION

          The undersigned hereby appoints Peter J. Catalano, Stephan A. Fitch and Jerry C. McCall proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Europa Cruises Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Europa
Cruises Corporation to be held at ,                ,
,

          -----------  ------------   ------------
             ,                , on  Friday, April 18, 1997 at
__:__ _.m., local time, and any adjournments thereof, as
indicated
---------  ------------
--- --- --
on the proposals described in the Proxy Statement, and all other matters properly coming before the meeting.

IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE
                            SIDE.